Receivables, Net	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Receivables, Net

NOTE 4 – RECEIVABLES, NET

Receivables consist of the following:

	As of December 31
	2017	2016
Contracts in transit and vehicle receivables	$15,528	$9,350
Manufacturer receivables	3,555	3,900
Finance and other receivables	1,841	1,141
	20,924	14,391

Less: Allowance for doubtful accounts	(1,013)	(705)

	$19,911	$13,686

Contracts in transit represent receivables from financial institutions for the portion of the vehicle sales price financed by the Company’s customers through financing sources arranged by the Company. Manufacturer receivables are due from the manufacturers for incentives, rebates and other programs. These incentives and rebates are treated as a reduction of cost of revenues.